SUMMARY PROSPECTUS
July 24, 2026
Nasdaq-100 Autocallable Income ETF

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated July 24, 2026, and Statement of Additional Information, dated July 24, 2026, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/fund-documents; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

ACQQ LISTED ON THE NASDAQ STOCK MARKET

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Investment Objective
ProShares Nasdaq-100 Autocallable Income ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Nasdaq-100 35% Volatility Compass 6D Autocallable A Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.72%
1
“Other Expenses” are estimated.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years
$74	$230
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to replicate the performance of an investment strategy that maintains a portfolio of autocallable notes with staggered maturities. This combination is often referred to as a “laddered autocallable strategy.” The laddered structure is designed to provide diversification across maturities and a more consistent stream of income than an investment in a single autocallable note. Generally, in pursuing a laddered autocallable strategy, an investor is seeking to generate consistent income.
In particular, the Index is designed to replicate the performance of a strategy that maintains a portfolio of equivalent autocallable notes linked to the Nasdaq-100 Index at weekly-staggered maturities. Generally, a laddered autocallable strategy linked to the Nasdaq-100 Index aims to generate high and consistent income.
An autocallable note is a structured debt instrument that pays regular income and returns principal at maturity provided the losses of a specified equity instrument (“underlying”) do not exceed a certain level (“barrier”). Should underlying losses exceed the barrier at maturity, the amount returned by the autocallable note is subject to the losses incurred by the underlying. Additionally, an autocallable note is subject to early redemption if, after a specified amount of time has passed (“non-call period”), the price of the underlying has appreciated beyond a certain level (“autocall level”).
Typically, autocallable notes are purchased over the counter, available only to institutional investors, and lack a significant secondary market, which makes autocallable note prices difficult to observe. Therefore, the Index attempts to replicate the risk, return, and yield characteristics of the laddered autocallable strategy by measuring the performance of equivalent autocallable notes (“autocallables”). The autocallables of the Index are equivalent because their individual performances, for purposes of calculating the Index, are determined by the Index provider based on a certain defined valuation approach and observable market data. The autocallables of the Index are not investable instruments that exist in the market and the Fund does not invest directly in autocallable notes.
The Index measures the performance of a laddered autocallable strategy that maintains a portfolio of up to 156 equivalent autocallables of weekly-staggered maturities. Each of the autocallables of the Index are identical, except for maturity date. In particular, the autocallables of the Index specify:
●Nasdaq-100 Intraday 35% Volatility Compass 6% Decrement Index (the “Underlying Index”) as the underlying
●3-year time to maturity (expected to return principal after 3 years, unless called)
●35% maturity barrier (will experience principal loss if, upon maturity, the Underlying Index has declined more than 35% from its value when the note was created)
●1-year non-call period (will not be called for 1 year)
●100% autocall level (will be called if, after one year and at quarterly intervals thereafter, the Underlying Index is at or above its value when the note was created).

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The Underlying Index is designed to provide exposure to the Nasdaq-100 Index while targeting an annualized volatility level of 35%. The use of an underlying index that includes a volatility target is intended to result in more consistent income. In seeking the 35% annualized volatility level target, the Underlying Index rebalances intraday, may reduce exposure to the Nasdaq-100 Index (including to zero) when volatility is high and may obtain leveraged exposure to the Nasdaq-100 Index (up to 500%) when volatility is low. The Underlying Index includes a 6% “decrement,” which means that its performance is reduced by a fixed amount each day to account for forgone dividends and other implementation costs.
The Nasdaq-100 Index is designed to measure the performance of 100 of the largest non-financial companies listed on the Nasdaq Global Select Market or the Nasdaq Global Market (which include both U.S. and non-U.S. companies).
The Fund intends to make distributions each month of an amount that generally reflects the income earned by the Index (net of Fund expenses), as measured by the Nasdaq-100 35% Volatility Compass 6D Autocallable A Income Only Index (the “Income Only Index”), a sub-index that measures the income generated by the Index from autocallables. The monthly distributions are intended to provide shareholders with autocallable income. Some or all of the monthly distributions may be characterized as a return of capital and some or all of the monthly distributions may be characterized as ordinary income.
The income measured by the Income Only Index can also be understood to reflect the premium that would be received from selling a 35% barrier down-and-in put option on the Underlying Index expiring in three years. The seller of a down-and-in put option receives a payment (“premium”) from the buyer. In this way, a down-and-in put strategy provides income in the form of option premiums. The seller is obligated to purchase the underlying from the buyer at a specified price (“strike price”) on or before a specified date (“expiration date”), but only if the value of the underlying falls below the barrier during the term of the option. If the barrier is breached, the option becomes effective and may be exercised by the buyer if the value of the underlying asset is below the strike price, resulting in a loss to the seller. If the barrier is not breached before expiration, the option expires without becoming effective, and the seller retains the premium received.
The Index, the Underlying Index and the Income Only Index are constructed and maintained by Nasdaq, Inc. More information about each can be found using the Bloomberg ticker symbols “NXA35C6A”, “XNDX356C”, and NXA35I6A.“
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. swap on the Index) in order to gain exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. The Fund invests in CFTC regulated swap agreements.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Laddered Autocallable Strategy Risk – The Index replicates the performance of a “laddered autocallable” investment strategy. A laddered autocallable strategy involves purchasing

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multiple autocallable notes with staggered maturities. A laddered autocallable strategy may not perform as expected if market conditions are unfavorable over an extended period, including in periods where market performance is positive. A laddered autocallable strategy may not perform as expected if multiple autocallable notes experience losses at the same time or if scheduled rebalancing occurs at a time of rapidly changing market conditions. The Fund’s performance is not directly linked to the performance of the Nasdaq-100 Index. The Fund may underperform the Nasdaq-100 Index. The Fund may lose money even when the Nasdaq-100 Index rises. Because the Index reflects the performance of this strategy, investors should understand that risks associated with autocallable notes are inherent in the Index’s design.
●Autocallable Risk – Autocallable notes are debt instruments that differ in significant ways from traditional fixed income instruments. The embedded features (e.g., barrier, non-call period, and autocall level) of autocallable notes mean that in exchange for the higher level of income typically provided by these notes, investors are exposed to the risk that adverse market conditions may interrupt income payments or, in the worst case, result in principal loss. In addition, these embedded features limit an autocallable note’s potential to appreciate in value.
Autocallable notes offer no guarantee of either return of capital or income distributions. If the autocall feature is triggered, an investor foregoes any remaining income associated with that note and may not be able to obtain exposure to an autocallable note that pays the same level of income. In addition, autocallable notes may generate significantly less income, or may not generate income at all during adverse market conditions.
●Barrier Risk – At maturity, if the underlying of an autocallable note (i.e., the Underlying Index) has fallen below the barrier (i.e., 35%), the principal value invested in the autocallable note is fully exposed to the losses of the underlying, relative to the initial level. For example, if the Underlying Index has declined 45% at the maturity of a particular autocallable note which has a 35% barrier, the note would lose 45% of its value. An autocallable note may return a principal amount significantly less than the initial principal investment and may not return any principal. The Fund may experience losses even if the Underlying Index has not fallen below the barrier.
●Monthly Distribution Risk – The Fund seeks to make distributions each month of an amount that reflects the income earned by the Index’s laddered autocallable strategy (net of Fund expenses) as measured by the Income Only Index, a sub-index that measures the income received by the Index from autocallables. However, there is no guarantee that the Fund will make such distributions and the amount of such distributions, if any, may vary significantly from month to month.
In addition, the Fund intends to make monthly distributions that generally reflect the income measured by the Income Only Index without regard to market conditions or the level of gains and income in the Fund. As a result of its monthly distributions and the investment strategy of the Fund, some or all of such distributions may be characterized as a return of capital for financial reporting and tax purposes. Similarly, some or all of the Fund’s distributions may be characterized as ordinary income for financial reporting and tax purposes.
A return of capital is the portion of the Fund’s distributions representing the return of your investment in the Fund. A return of capital is generally tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis in their shares. There is no guarantee the Fund will make return of capital distributions. A return of capital results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, return of capital distributions will be treated as gain from the sale of the shareholder’s shares.
Finally, when the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time, particularly when the amount of the distributions, if any, exceeds any gains by the Fund. As a result, over time, an investor may experience a significant reduction in principal.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
○Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like the Index. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.

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●Leverage Risk — The Underlying Index uses leverage and will lose more money when the value of the Nasdaq-100 Index falls than a similar index that does not use leverage. The use of leverage increases the risk of a total loss of your investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. Such losses may be significant.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Equity and Market Risk — The Fund’s investment strategy provides indirect exposure to equity markets. Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the communication services and information technology industry groups.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instru ments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk – To qualify for special tax treatment as a regulated investment company (“RIC”), the Fund must meet certain income, asset diversification, and distribution requirements. The Fund’s investment strategies may be limited by the need to meet these requirements. For purposes of the qualifying income requirement, the treatment of the swaps and other derivatives that provide exposure to the Index is not entirely clear, and thus whether the income and gain therefrom is qualifying income is uncertain. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The federal income tax treatment of the swaps and other derivatives may not be as favorable as a direct investment in an underlying asset and may affect the timing, character and

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amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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ProShares Trust
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